                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         SHORT-TERM CORPORATE PORTFOLIO

1. Average Annual Total Return (As of January 31, 1997)
        P (1 + T)(n) = ERV

     Where:  P   = a hypothetical initial payment of $1,000
             T   = average annual total return
             N   = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +4.52%
           N =   1
         ERV =   $1,045.19
     Five Year
           P =   $1,000
           T =   +6.42%
           N =   5
         ERV =   $1,365.20
      Ten Year
           P =   $1,000
           T =   +7.57%
           N =   10
         ERV =   $2,074.94

2. YIELD (30 Days Ended January 31, 1997)

                  Yield = 2[(a - b +1)(6)-1]
                             -----
                             c X d

        Where:  a = dividends and interest paid during the period
                b = expense dollars during the period (net of reimbursements)
                c = the average daily number of shares outstanding during the period
                d = the maximum offering price per share on the last day of the period
    Example     a = $24,140,962.33
                b = $936,488.98
                c = 424,447,453.817
                d = $10.75
            Yield = 6.18%

                          SHORT-TERM FEDERAL PORTFOLIO

1. Average Annual Total Return (As of January 31, 1997)
        P (1 + T)(n) = ERV

     Where:  P   = a hypothetical initial payment of $1,000
             T   = average annual total return
             N   = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
    One Year
            P =   $1,000
            T =   +4.51%
            N =   1
          ERV =   $1,045.07
    Five Years
            P =   $1,000
            T =   +6.02%
            N =   5
          ERV =   $1,339.29
    Since Inception-December 28, 1987
            P =   $1,000
            T =   +7.46%
            N =   since inception
          ERV =   $1,922.34

2. YIELD (30 Days Ended January 31, 1997)

                  Yield = 2[(a - b +1)(6)-1]
                             -----
                             c X d

        Where:  a = dividends and interest paid during the period
                b = expense dollars during the period (net of reimbursements)
                c = the average daily number of shares outstanding during the period
                d = the maximum offering price per share on the last day of the period
    Example     a = $6,827,069.84
                b = $275,247.25
                c = 132,808,871.25
                d = $10.11
            Yield = 5.93%

                       LONG-TERM U.S. TREASURY PORTFOLIO

1. Average Annual Total Return (As of January 31, 1997)
        P (1 + T)(n) = ERV

     Where:  P   = a hypothetical initial payment of $1,000
             T   = average annual total return
             N   = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
    One Year
           P =   $1,000
           T =   -1.85%
           N =   1
         ERV =   $981.52
    Five Year
           P =   $1,000
           T =   +8.99%
           N =   5
         ERV =   $1,537.78
    Since Inception-May 19, 1986
           P =   $1,000
           T =   +8.59%
           N =   since inception
         ERV =   $2,280.64

2. YIELD (30 Days Ended January 31, 1997)

                  Yield = 2[(a - b +1)(6)-1]
                             -----
                             c X d

        Where:  a = dividends and interest paid during the period
                b = expense dollars during the period (net of reimbursements)
                c = the average daily number of shares outstanding during the period
                d = the maximum offering price per share on the last day of the period
    Example     a = $5,179,099.93
                b = $185,080.74
                c = 91,851,001.730
                d = $9.84
            Yield = 6.72%

                                 GNMA PORTFOLIO

1. Average Annual Total Return (As of January 31, 1997)
        P (1 + T)(n) = ERV

     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
           ERV = ending redeemable value at the end of the period
    EXAMPLE:
    One Year
           P =   $1,000
           T =   +5.15%
           N =   1
         ERV =   $1,051.51
    Five Year
           P =   $1,000
           T =   +7.22%
           N =   5
         ERV =   $1,417.17
    Ten Year
           P =   $1,000
           T =   +8.47%
           N =   10
         ERV =   $2,254.49

2. YIELD (30 Days Ended January 31, 1997)

                  Yield = 2[(a - b +1)(6)-1]
                             -----
                             c X d

        Where:  a = dividends and interest paid during the period
                b = expense dollars during the period (net of reimbursements)
                c = the average daily number of shares outstanding during the period
                d = the maximum offering price per share on the last day of the period
    Example     a = $44,024,115.00
                b = $1,596,485.78
                c = 723,308,819.408
                d = $10.23
            Yield = 6.98%

                         LONG-TERM CORPORATE PORTFOLIO

1. Average Annual Total Return (As of January 31, 1997)
        P (1 + T)(n) = ERV

     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
           ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +0.86%
           N =   1
         ERV =   $1,008.57
     Five Year
           P =   $1,000
           T =   +9.16%
           N =   5
         ERV =   $1,549.60
      Ten Year
           P =   $1,000
           T =   +9.17%
           N =   10
         ERV =   $2,403.73

2. YIELD (30 Days Ended January 31, 1997)

                  Yield = 2[(a - b +1)(6)-1]
                             -----
                             c X d

        Where:  a = dividends and interest paid during the period
                b = expense dollars during the period (net of reimbursements)
                c = the average daily number of shares outstanding during the period
                d = the maximum offering price per share on the last day of the period
    Example     a = $20,740,320.00
                b = $769,330.40
                c = 385,937,808.760
                d = $8.71
            Yield = 7.24%

                         HIGH YIELD CORPORATE PORTFOLIO

1. Average Annual Total Return (As of January 31, 1997)
        P (1 + T)(n) = ERV

     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
           ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +9.01%
           N =   1
         ERV =   $1,090.12
     Five Year
           P =   $1,000
           T =   +11.26%
           N =   5
         ERV =   $1,704.71
      Ten Year
           P =   $1,000
           T =   +9.28%
           N =   10
         ERV =   $2,429.64

2. YIELD (30 Days Ended January 31, 1997)

                  Yield = 2[(a - b +1)(6)-1]
                             -----
                             c X d

        Where:  a = dividends and interest paid during the period
                b = expense dollars during the period (net of reimbursements)
                c = the average daily number of shares outstanding during the period
                d = the maximum offering price per share on the last day of the period
    Example     a = $26,556,725.02
                b = $858,488.48
                c = 459,242,470.642
                d = $7.87
            Yield = 8.69%

                       SHORT-TERM U.S. TREASURY PORTFOLIO

1. Average Annual Total Return (As of January 31, 1997)
        P (1 + T)(n) = ERV

     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
           ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +3.89%
           N =   1
         ERV =   $1,038.89
    Five Years
           P =   $1,000
           T =   +5.92%
           N =   since inception
         ERV =   $1,333.02
    Since Inception October 28, 1991
           P =   $1,000
           T =   +6.13%
           N =   since inception
         ERV =   $1,367.72

2. YIELD (30 Days Ended January 31, 1997)

                  Yield = 2[(a - b +1)(6)-1]
                             -----
                             c X d

        Where:  a = dividends and interest paid during the period
                b = expense dollars during the period (net of reimbursements)
                c = the average daily number of shares outstanding during the period
                d = the maximum offering price per share on the last day of the period
    Example     a = $4,922,009.23
                b = $199,201.55
                c = 95,570,473.775
                d = $10.16
            Yield = 5.91%

                   INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO

1. Average Annual Total Return (As of January 31, 1997)
        P (1 + T)(n) = ERV

     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
           ERV = ending redeemable value at the end of the period
    EXAMPLE:
       One Year
            P =   $1,000
            T =   +1.28%
            N =   1
          ERV =   $1,012,77
     Five Years
            P =   $1,000
            T =   +7.60%
            N =   5
          ERV =   $1,442,28
    Since Inception-October 28, 1991
            P =   $1,000
            T =   +7.93%
            N =   since inception
          ERV =   $1,494.12

2. YIELD (30 Days Ended January 31, 1997)

                  Yield = 2[(a - b +1)(6)-1]
                             -----
                             c X d

        Where:  a = dividends and interest paid during the period
                b = expense dollars during the period (net of reimbursements)
                c = the average daily number of shares outstanding during the period
                d = the maximum offering price per share on the last day of the period
    Example     a = $6,962,141.99
                b = $260,299.24
                c = 122,436,643.962
                d = $10.37
            Yield = 6.42%

                     INTERMEDIATE-TERM CORPORATE PORTFOLIO

1. Average Annual Total Return (As of January 31, 1997)
        P (1 + T)(n) = ERV

     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
           ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +2.29%
           N =   1
         ERV =   $1,022.92
    * Since Inception November 1, 1993
           P =   $1,000
           T =   +5.79%
           N =   *
         ERV =   $1,200.74

2. YIELD (30 Days Ended January 31, 1997)

                  Yield = 2[(a - b +1)(6)-1]
                             -----
                             c X d

        Where:  a = dividends and interest paid during the period
                b = expense dollars during the period (net of reimbursements)
                c = the average daily number of shares outstanding during the period
                d = the maximum offering price per share on the last day of the period
    Example     a = $3,499,797.64
                b = $123,336.72
                c = 61,824,992.093
                d = $9.72
            Yield = 6.84%